UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 16, 2004

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement and Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Hawaiian Electric Industries, Inc. (HEI) announced changes to its board of directors and the boards of directors of its core operating subsidiaries, Hawaiian Electric Company, Inc. (HECO) and American Savings Bank, F.S.B. (ASB) in the press release set forth in Item 8.01 below.

Mr. Barry K. Taniguchi, who is currently serving and will continue to serve on the HECO and ASB boards, will fill one of the vacancies created by the resignations of Mr. T. Michael May and Ms. Constance H. Lau. The second vacancy is expected to be filled by Admiral Thomas B. Fargo upon his retirement from the Navy. As a new HEI director, Mr. Taniguchi will receive a one-time grant of 2,000 shares of HEI Common Stock on December 31, 2004. Thereafter, on May 1, 2005 and each subsequent year, Mr. Taniguchi will be eligible to receive an annual grant of 1,400 shares of HEI Common Stock. In addition, Mr. Taniguchi will receive a fiscal year HEI cash board retainer of $32,500, to be paid in quarterly installments commencing March 31, 2005. Mr. Taniguchi has also been appointed to the HEI Audit Committee and as a member of that Committee will receive a fiscal year HEI cash retainer of $5,000, to be paid in quarterly installments commencing March 31, 2005. Mr. Taniguchi will be a HEI Class III director whose term expires at the 2005 Annual Meeting. There is no arrangement or understanding pursuant to which Mr. Taniguchi was selected as a director of HEI. There are no related party transactions between Mr. Taniguchi and HEI required to be reported.

Current HEI directors, Messrs. A. Maurice Myers and Kelvin H. Taketa, have been appointed to serve also on the HECO Board, filling vacancies created by the resignations from the HECO Board (but not the HEI Board or the ASB board on which they will serve) of Dr. Shirley J. Daniel and Diane J. Plotts. In addition to their compensation as HEI directors, Messrs. Myers and Taketa will receive a fiscal year HECO cash board retainer of $10,000, to be paid in quarterly installments commencing March 31, 2005. They will also be eligible to receive one-third off their monthly electric bill up to 825 kilowatts per monthly billing cycle commencing December 31, 2004. Mr. Myers has also been appointed to the HECO Audit Committee and as a member of that Committee will receive a fiscal year HECO cash Audit Committee retainer of $4,000, to be paid in quarterly installments commencing March 31, 2005. The appointments of Messrs. Myers and Taketa, combined with the resignation of Ms. Plotts and Dr. Daniel, result in no change to the size of the HECO Board. Messrs. Myers and Taketa’s appointment as HECO directors will run until the next election of HECO directors which will take place on April 26, 2005. There is no arrangement or understanding pursuant to which Messrs. Myers and Taketa were selected as directors of HECO. There are no related party transactions between Messrs. Myers and Taketa and HECO required to be reported.

The number of ASB directors has been increased to 13 from 10 and HEI directors Dr. Shirley J. Daniel, Mr. Don E. Carroll and Dr. Victor Hao Li have been appointed to fill those new positions. In addition to their compensation as HEI directors, Dr. Daniel, Mr. Carroll and Dr. Li will be entitled to receive a fiscal year ASB cash board retainer of $10,000, to be paid in quarterly installments commencing March 31, 2005. Dr. Daniel, Mr. Carroll and Dr. Li will also be eligible for the preferential loan rates available to all employees at ASB commencing December 31, 2004. Mr. Carroll has also been appointed to the ASB Audit Committee and as a member of that Committee will receive a fiscal year ASB cash Audit Committee retainer of $4,000, to be paid in quarterly installments commencing March 31, 2005. There is no arrangement or understanding pursuant to which Drs. Daniel and Li and Mr. Carroll were selected as directors of ASB, nor are there any related party transactions between any of them and ASB required to be reported.

1

Item 8.01 Other Events.

On December 20, 2004, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. ANNOUNCES CHANGES TO BOARDS OF DIRECTORS

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE - HE) today announced changes to its board of directors and the boards of directors of its core operating subsidiaries, Hawaiian Electric Company, Inc. (HECO) and American Savings Bank, F.S.B. (American), to optimize corporate governance. The changes include reducing the number of inside directors and increasing the relative number of independent directors consistent with the growing trend in corporate America. The increase in outside directors is also meant to strengthen each company’s board.

Stepping down as HEI directors are HECO’s president and chief executive officer, Mr. T. Michael May and American’s president and chief executive officer, Ms. Constance H. Lau. Mr. May will remain a director of HECO’s board and Ms. Lau will remain a director of American’s board. Both will continue to attend the HEI board meetings. Mr. Barry K. Taniguchi, president and chief executive officer of KTA Super Stores on the Island of Hawaii, will join HEI’s board as a director. Mr. Taniguchi currently serves on and will remain a director of both HECO’s and American’s boards. In addition to their service on the HEI board, Messrs. A. Maurice Myers, retired chairman, president and chief executive officer of Waste Management, Inc. and Kelvin H. Taketa, president and chief executive officer of Hawaii Community Foundation, will become HECO directors. Dr. Shirley J. Daniel, managing director at the Center for Entrepreneurship and E-Business at the University of Hawaii at Manoa’s College of Business Administration, and Ms. Diane J. Plotts, business advisor, will be leaving the HECO board. Ms. Plotts will remain a director of both HEI’s and American’s boards. In addition to their service on the HEI Board, Dr. Daniel and Messrs. Don E. Carroll, chairman of Oceanic Cablevision, and Victor Hao Li, co-chairman of the Asia Pacific Consulting Group, will become directors of American’s board. Changes to all boards are effective December 31, 2004.

“Hawaiian Electric Industries has endeavored to stay in the forefront of corporate governance best practices. The changes being made are consistent with this objective,” said Robert F. Clarke, HEI’s chairman, president and chief executive officer.

In addition to the board changes, HEI and HECO anticipate the addition of Admiral Thomas B. Fargo to their boards when he retires from the Navy in 2005.

HEI and its subsidiaries are a critical part of Hawaii’s economy. HEI supplies power to over 400,000 customers or 93% of the Hawaii electric public utility market through its electric utilities, Hawaiian Electric Company, Maui Electric Company and Hawaii Electric Light Company, and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, the state’s third largest financial institution based on asset size.

###

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Eric K. Yeaman	/s/ Tayne S. Y. Sekimura
Eric K. Yeaman Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI) Date: December 21, 2004	Tayne S. Y. Sekimura Financial Vice President (Principal Financial Officer of HECO) Date: December 21, 2004

3